UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 2, 2020 (December 31, 2019)

TMSR HOLDING LIMITED COMPANY

(Exact name of registrant as specified in charter)

Nevada	001-37513	47-3709051
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

A101 Hanzheng Street City Industry Park, No.21 Jiefang Avenue, Qiaokou District, Wuhan, Hubei, China 430000

(Address of Principal Executive Offices) (Zip code)

+86-022-5982-4800

 (Registrant’s Telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	TMSR	Nasdaq Capital Market
Warrants to purchase one-half of one share of Common Stock	TMSRW	OTC Pink

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 31, 2019 local time, TMSR Holding Company Limited (the “Company”) held its 2019 annual meeting of stockholders (the “Annual Meeting”).  The number of shares of common stock entitled to vote at the Annual Meeting was 20,821,661 shares. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 10,333,999 shares. At the Annual Meeting, the following proposals were voted on:

1.	That the following constitutes the number of votes voted with respect to the following persons as Directors of the Company.

	FOR	AGAINST	WITHHELD	ABSTAIN
YIMIN JIN	10,333,473	0	526	0
YUGUO ZHANG	10,333,473	0	526	0
QIHAI WANG	10,333,473	0	526	0
XUEYUAN HAN	10,333,473	0	526	0
MANLI LONG	10,333,473	0	526	0
MINGZE YIN	10,333,473	0	526	0
MIN ZHU	10,333,473	0	526	0

Accordingly, each such person has been duly elected as a Director to hold such office until the 2020 Annual Meeting of Stockholders or until his successor is elected and shall qualify.

2.	That the following constitutes the number of shares voted with respect to the ratification of WWC.P.C. to serve as the independent registered public accounting firm of the Company for the fiscal year ended December 31, 2019.

FOR	AGAINST	WITHHELD	ABSTAIN
10,333,373	626	0	0

Accordingly, WWC.P.C. has been ratified to serve as the independent registered public accounting firm of the Company for the fiscal year ended December 31, 2019.

3.	That the following constitutes the number of shares voted with respect to the authorization and approval of the Company’s 2019 Equity Incentive Plan.

FOR	AGAINST	WITHHELD	ABSTAIN
10,332,008	1,991	0	0

Accordingly, the Company’s 2019 Equity Incentive Plan has been authorized and approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TMSR HOLDING COMPANY LIMITED

Date: January 2, 2020	By:	/s/ Yimin Jin
Yimin Jin
Chief Executive Officer

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